Exhibit 32

OSE USA, Inc.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OSE USA, Inc. (the “Company”) on Form 10-Q for the period ended June 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: August 18, 2003	/s/ EDMOND TSENG
Edmond Tseng
President, Chief Executive Officer and Acting Chief Financial Officer

DATED: August 18, 2003	/s/ ELTON LI
Elton Li
Corporate Controller and Chief Accounting Officer